Exhibit 99.1

REINSURANCE AGREEMENT

     This REINSURANCE AGREEMENT (this “Agreement”) is made as of December 21, 2005 (the “Closing Date”) by and between PXRE REINSURANCE LTD., a corporation organized and existing under the laws of Bermuda (the “Cedant”), and ATLANTIC & WESTERN RE II LIMITED, a Cayman Islands exempted company that is licensed as a Class B insurer in the Cayman Islands (the “Reinsurer”) (each a “Party” and collectively, the “Parties”).

     W I T N E S S E T H:

     WHEREAS, the Cedant desires to obtain reinsurance for Event Loss Amounts as modeled and relating to certain Loss Events; and

     WHEREAS, the Reinsurer desires to provide such reinsurance to the Cedant;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed by and between the parties hereto as follows:

ARTICLE I DEFINITIONS

     “Account Bank” shall mean JPMorgan Chase Bank, N.A.

     “Accrual Period” shall mean, with respect to each Payment Date, the period from and including the immediately preceding Payment Date (or the Closing Date, in the case of the first Payment Date) to, but not including, such Payment Date.

     “Activation Event” shall mean an Event (i) with an Event Date occurring during an Activation Period, (ii) with a Modeled Loss that is equal to or greater than the Event Attachment Point and (iii) for which the Calculation Agent or its successor has provided a Notice of Verification verifying that the Event meets the qualifications for an Activation Event.

     “Activation Notice” shall mean the notice given by the Cedant to the Reinsurer, the Indenture Trustee, the Swap Counterparty and the Calculation Agent no later than 45 days following the related Event Date and specifying the Activation Event, substantially in the form of Exhibit A attached hereto.

     “Activation Period” shall mean each of the following consecutive periods:

(i) with respect to the Class A Notes and the Class B Notes, the period commencing at 12:00:01 a.m., New York City time, on January 1, 2006 to and including 11:59:59 p.m., New York City time, on December 31, 2006;

(ii) with respect to the Class B Notes, the period commencing at 12:00:00 a.m., New York City time, on January 1, 2007 to and including 11:59:59 p.m., New York City time, on December 31, 2007; and

(iii) with respect to the Class B Notes, the period commencing at 12:00:00 a.m., New York City time, on January 1, 2008 to and including 11:59:59 p.m., New York City time, on December 31, 2008.

     “Additional Amount” shall have the meaning specified in Article IX.

     “Administration Agreement” shall mean the Administration Agreement, dated as of the Closing Date, by and between the Administrator and the Reinsurer.

     “Administrator” shall mean HSBC Financial Services (Cayman) Limited, or any successor Administrator under the Administration Agreement.

     “Aggregate Limit” shall mean the maximum amount of the Reinsurer’s liability to the Cedant under this Agreement, as specified in Article IV.

     “Agreement” shall have the meaning ascribed to such term in the preamble hereof.

     “Basic Documents” shall mean this Agreement, the Indenture, the Articles of Association of the Reinsurer, the Swap, the Administration Agreement, the Calculation Agent Agreementandthe Deed of Charge and other documents and certificates delivered in connection therewith, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

     “Business Day” shall mean a day other than (i) a Saturday, (ii) or a Sunday or (iii) a day on which banking institutions or trust companies in Bermuda, the Cayman Islands, the City of New York, New York, or the City of London, England are authorized or required by applicable law, regulation or executive order to remain closed.

     “Calculation Agent” shall mean AIR Worldwide Corporation or, if a Replacement Calculation Agent has been identified, the Replacement Calculation Agent.

     “Calculation Agent Agreement” shall mean the Calculation Agent Agreement, dated as of the Closing Date, by and between the Reinsurer and the Calculation Agent, a copy of which is attached hereto as Appendix D, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

     “California Earthquake” shall mean any earthquake as reported by the California Earthquake Data Provider to have a moment magnitude of 5.5 or greater and that has caused losses in the California Earthquake Covered Territory.

     “California Earthquake Attachment Point” shall mean $263,140,000.

     “California Earthquake Cluster” shall mean a group of California Earthquakes, including a main shock, foreshocks and aftershocks, that are determined by the Calculation Agent to have the same cluster identification number using the California Earthquake Cluster Analysis Procedure.

     “California Earthquake Cluster Analysis Procedure” shall mean an analysis of the California Earthquake Event Parameters using the USGS Declustering Software Program to identify Related California Earthquakes.

     “California Earthquake Covered Territory” shall mean the state of California.

     “California Earthquake Data Provider” shall mean the National Earthquake Information Center, an agency of the United States Geological Survey, or its successor, and in the event there is no successor, another organization that provides equivalent data.

     “California Earthquake Event Date” shall mean the date of a California Earthquake as reported by the California Earthquake Data Provider.

     “California Earthquake Event Parameters” shall mean the following physical characteristics of any California Earthquake obtained from the California Earthquake Data Provider: date and time, moment magnitude, location of epicenter, focal depth, rupture azimuth and dip angle.

     “California Earthquake Event Parameters Date” shall mean with respect to any California Earthquake, the 30th day after the related California Earthquake Event Date.

     “California Earthquake Event Period” shall mean the period beginning when a California Earthquake occurs and ending 168 hours later.

     “California Earthquake Exhaustion Point” shall mean $363,140,000.

     “California Earthquake Notional Portfolio” shall mean the notional portfolio of property reinsurance business covering notional underlying insurance risks in the California Earthquake Covered Territory against the risk of notional loss arising from California Earthquakes and fire following, a summary of which is set forth in Appendix A attached hereto.

     “Cedant” shall have the meaning ascribed to such term in the preamble hereof.

     “Cedant’s Agent” shall have the meaning specified in Article XVII.

     “Cedant Default” shall have the meaning specified in Article XI.

     “Class A Loss Payment” shall have the meaning specified in Article VII.

     “Class A Notes” shall mean the $125,000,000 Original Principal Amount of Class A Variable Rate Notes due January 9, 2007.

     “Class A Original Capital Amount” shall mean $125,000,000.

     “Class A Outstanding Capital Amount” shall mean, as of any Payment Date, the Class A Original Capital Amount as reduced by the aggregate of all Principal Reductions made with respect to the Class A Notes prior to such Payment Date, if any. The Class A Outstanding Capital Amount shall not be less than zero.

     “Class A Payout Ratio” shall mean 125%.

     “Class B Loss Payment” shall have the meaning specified in Article VII.

     “Class B Notes” shall mean the $125,000,000 Original Principal Amount of Class B Variable Rate Notes due January 9, 2009.

     “Class B Original Capital Amount” shall mean $125,000,000.

     “Class B Outstanding Capital Amount” shall mean, as of any Payment Date, the Class B Original Capital Amount as reduced by the aggregate of all Principal Reductions made with respect to the Class B Notes prior to such Payment Date, if any.

     “Class B Payout Ratio” shall mean 125%.

     “Closing Date” shall have the meaning specified in the first paragraph of this Agreement.

     “Closing Premium” shall have the meaning specified in Article IX.

     “Closing Premium Certificate” shall have the meaning specified in Article IX, substantially in the form attached hereto as Exhibit J.

     “Collateral Account” shall mean an account established by the Reinsurer for the benefit of the Cedant in accordance with Article XIII and governed by the Indenture.

     “Commutation” shall mean the Parties settling their respective claims and obligations under this Agreement in accordance with Article X.

     “Commutation Date” shall mean the date of any termination as specified in Article X.

     “Covered Territory” shall mean the East and Gulf Coast Hurricane Covered Territory, European Windstorm Covered Territory or California Earthquake Covered Territory, as the case may be.

     “Data Providers” shall mean the East and Gulf Coast Hurricane Data Providers, European Windstorm Data Providers and California Earthquake Data Providers, as the case may be.

     “Deed of Charge” shall mean the Deed of Charge and Assignment, dated as of the Closing Date, by and among the Reinsurer, the Swap Counterparty, the Cedant, the Indenture Trustee and the Account Bank.

     “Default” shall have the meaning specified in Article XII.

     “Directed Investments” shall mean those assets permitted to be obtained in accordance to the Indenture and the Swap.

     “Early Commutation” shall mean an early Commutation in accordance with Article XII.

     “Early Commutation Date” shall mean the date of any Early Commutation as specified in Article XI.

     “Early Termination Date” shall mean, if an Early Termination Event has occurred, the first Payment Date that occurs at least 35 calendar days after the date of such Early Termination Event, or if such day is not a Business Day, on the next succeeding Business Day.

     “Early Termination Event” shall have the meaning specified in Article III.

     “Early Termination Event III” shall have the meaning specified in Article III.

     “Early Termination Event Premium” shall have the meaning specified in Article IX.

     “East and Gulf Coast Hurricane” shall mean a tropical cyclone that at any time during its lifetime is classified as a hurricane by the East and Gulf Coast Hurricane Data Provider and which at any time has been located within 200 miles of the East and Gulf Coast Hurricane Covered Territory. The duration of an East and Gulf Coast Hurricane begins at the time when a hurricane “watch” or “warning” condition is first issued by the East and Gulf Coast Hurricane Data Provider for any area within the East and Gulf Coast Hurricane Covered Territory and ends 72 hours following the cancellation of the last "watch" or "warning" condition issued by the East and Gulf Coast Hurricane Data Provider for any area within the East and Gulf Coast Hurricane Covered Territory.

     “East and Gulf Coast Hurricane Attachment Point” shall mean $151,915,000.

     “East and Gulf Coast Hurricane Covered Territory” shall mean any one or more of Alabama, Arkansas, Connecticut, Delaware, District of Columbia, Florida, Georgia, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Vermont, Virginia or West Virginia.

     “East and Gulf Coast Hurricane Data Provider” shall mean the National Weather Service, an agency of the US National Oceanic and Atmospheric Administration, and the National Hurricane Center, part of the National Weather Service, or their successors, and in the event that the National Weather Service or the National Hurricane Center ceases to exist and there is no successor, another organization that provides equivalent data.

     “East and Gulf Coast Hurricane Event Date” shall mean the date when the eye of an East and Gulf Coast Hurricane is reported by the East and Gulf Coast Hurricane Data Provider as first located within 200 miles of the East and Gulf Coast Hurricane Covered Territory.

     “East and Gulf Coast Hurricane Event Parameters” shall mean the following physical characteristics of any East and Gulf Coast Hurricane obtained from the East and Gulf Coast Hurricane Data Provider: (i) the date and time of such event, (ii) the location, forward speed, central barometric pressure and radius of maximum winds at six-hour intervals, or more frequently if provided by the East and Gulf Coast Hurricane Data Provider, when the storm is over water and at landfall and (iii) the storm track at six-hour intervals, or more frequently if provided by the East and Gulf Coast Hurricane Data Provider, after landfall.

     “East and Gulf Coast Hurricane Event Parameters Date” shall mean with respect to any East and Gulf Coast Hurricane, the earlier of (i) the date on which the related Tropical Cyclone Report is released by the East and Gulf Coast Hurricane Data Provider or (ii) 90 days after the East and Gulf Coast Hurricane Event Date.

     “East and Gulf Coast Hurricane Exhaustion Point” shall mean $251,915,000.

     “East and Gulf Coast Hurricane Notional Portfolio” shall mean the notional portfolio of property reinsurance business covering notional underlying insurance risks in the East and Gulf Coast Hurricane Covered Territory against the risk of notional loss arising from East and Gulf Coast Hurricanes, a summary of which is set forth in Appendix B attached hereto.

     “Escrow Agent” shall mean Iron Mountain Intellectual Property Management, Inc., or any successor thereto.

     “Escrow Agreement” shall mean the Escrow Agreement, dated as of the Closing Date, by and between the Escrow Agent, the Calculation Agent and the Cedant.

     “Escrow Materials” shall have the meaning specified in Article VI.

     “Escrow Model” shall mean the software identified as CATRADER Version 7.0.0 used by the Calculation Agent to generate the initial loss estimation analysis and calculate the annualized expected loss for each Class of Notes.

     “European Windstorm” shall mean a windstorm consisting of pressure systems affecting any one or more of the countries within the European Windstorm Covered Territory that follow the track of the Related European Windstorm Cluster Centroids.

     “European Windstorm Attachment Point” shall mean $401,888,000.

     “European Windstorm Cluster” shall mean a set of at least five METAR Reporting Stations, each within 350 kilometers of at least one other METAR Reporting Station, each reporting an MGR of at least 20 meters per second during the same three-hour reporting period starting at 0000, 0300, 0600, 0900, 1200, 1500, 1800 or 2100 GMT.

     “European Windstorm Cluster Centroid” shall mean the geographical centroid of a European Windstorm Cluster as determined by the average latitude and longitude of the METAR Reporting Stations comprising a European Windstorm Cluster.

     “European Windstorm Covered Territory” shall mean any one or more of Belgium, Denmark, France, Germany, Ireland, Luxembourg, The Netherlands, Sweden and United Kingdom.

     “European Windstorm Data Provider” shall mean (i) with respect to MGRs, the United Kingdom Meteorological Office, or if data is not available from such source, NCEP, or their successors, and in the event that the United Kingdom Meteorological Office and NCEP cease to exist and there is no successor, another organization that provides equivalent data, and (ii) with respect to the Global Reanalysis Data, NCEP, or its successor, and in the event that NCEP ceases to exist and there is no successor, another organization that provides equivalent data.

     “European Windstorm Event Date” shall mean the first day of the period beginning six hours prior to the formation of the first European Windstorm Cluster in a set of Related European Windstorm Clusters.

     “European Windstorm Event Parameters” shall mean MGRs from the European Windstorm Data Provider for each METAR Reporting Station and the Global Reanalysis Data.

     “European Windstorm Event Parameters Date” shall mean with respect to any European Windstorm, the date which is 21 days after receipt of notice by the Calculation Agent of an Event Notice.

     “European Windstorm Exhaustion Point” shall mean $501,888,000.

     “European Windstorm Notional Portfolio” shall mean the notional portfolio of property reinsurance business covering notional underlying insurance risks in the European Windstorm Covered Territory against the risk of notional loss arising from European Windstorms, a summary of which is set forth in Appendix C attached hereto.

     “Event” shall mean an East and Gulf Coast Hurricane, European Windstorm or California Earthquake, as the case may be, with an Event Date occurring during the Risk Period.

     “Event Attachment Points” shall mean, collectively, the East and Gulf Coast Hurricane Attachment Point, the European Windstorm Attachment Point and the California Earthquake Attachment Point.

     “Event Date” shall mean the East and Gulf Coast Hurricane Event Date, European Windstorm Event Date or California Earthquake Event Date, as the case may be.

     “Event Exhaustion Points” shall mean, collectively, the East and Gulf Coast Hurricane Exhaustion Point, the European Windstorm Exhaustion Point and the California Earthquake Exhaustion Point.

     “Event Loss Amount” shall have the meaning specified in Article VII.

     “Event Notice” shall mean the Activation Notice or the Loss Notice, as applicable.

     “Event of Default” shall have the meaning specified in Article XII.

     “Event Parameters” shall mean the East and Gulf Coast Hurricane Event Parameters, European Windstorm Event Parameters and California Earthquake Event Parameters, as the case may be.

     “Event Parameters Date” shall mean the East and Gulf Coast Hurricane Event Parameters Date, European Windstorm Event Parameters Date or California Earthquake Event Parameters Date, as the case may be.

     “Extended Termination Date” shall have the meaning specified in Article III.

     “Extension” shall have the meaning specified in Article III.

     “Extension Determination Date” shall have the meaning specified in Article III.

     “Extension Notice” shall have the meaning specified in Article III.

     “Extension Period” with respect to each Class of Notes, shall mean the period from and including the Scheduled Termination Date to but excluding the Extended Termination Date.

     “Extension Spread” shall mean 0.10% in the event of a Type I Extension and 2.50% in the event of a Type II Extension.

     “Global Reanalysis Data” shall mean climate data resulting from the Global Reanalysis project, a joint project between the NCEP and National Center for Atmospheric Research, both of which are branches of the US National Oceanic and Atmospheric Administration. The Global Reanalysis project applies consistent analytical techniques across global climate data reported by member countries of the World Meteorological Organization and the European Center for Medial Range Weather Forecasting, and uses these techniques to update climate data periodically.

     “Indenture Trustee” shall mean JPMorgan Chase Bank, N.A., in its capacity as indenture trustee under the Indenture.

     “Indenture” shall mean the Indenture, dated as of the Closing Date, by and between the Reinsurer and the Indenture Trustee.

     “Interest Spread” shall mean, with respect to the Class A Notes, 6.0% and, with respect to the Class B Notes, 6.25%.

     “Investment Guidelines” shall mean the purchase guidelines attached to the Indenture as Schedule A.

     “Loss Determination Date” shall mean, in respect of each Loss Event, the date on which the Reinsurer receives a Notice of Loss Payment.

     “Loss Event” shall mean one or more Events with (i) an Event Date occurring during a Risk Period and (ii) a Modeled Loss that is equal to or greater than the Event Attachment Point.

     “Loss Notice” shall mean the notice given by the Cedant to the Reinsurer, the Indenture Trustee, the Swap Counterparty and the Calculation Agent no later than 45 days following the related Event Date and specifying the Loss Event, substantially in the form of Exhibit C attached hereto.

     “Loss Payment” shall have the meaning specified in Article VII.

     “METAR Reporting Stations” shall mean manned or automated weather reporting stations within the region bounded by 60º West Longitude, 60º East Longitude, 20º North Latitude and 80º South Latitude operated by the meteorological agencies of member countries of the World Meterological Organization that report weather data regularly using the specified METAR format, and report a value for MGR.

     “MGRs” shall mean hourly maximum gust readings.

     “Modeled Loss” shall have the meaning specified in Article VI.

     “NCEP” shall mean National Centers for Environmental Prediction.

     “Non-Excluded Taxes” shall have the meaning specified in Article IX.

     “Notes” shall mean together, the Class A Notes and the Class B Notes.

     “Noteholder” shall mean a holder of any Note.

     “Notice of Event of Default” shall mean a written notice, substantially in the form attached hereto as Exhibit H, given by a non-defaulting Party to a defaulting Party and the Indenture Trustee specifying the occurrence of an Event of Default.

     “Notice of Extension of Default Date” shall mean a written notice, substantially in the form attached hereto as Exhibit G, given by a non-defaulting Party to a defaulting Party and the Indenture Trustee on any Business Day prior to a day on which a Default is otherwise scheduled to occur and delaying the occurrence of a Default to any subsequent Business Day specified therein.

     “Notice of Loss Payment” shall have the meaning specified in Article VIII, substantially in the form attached hereto as Exhibit D.

     “Notice of Verification” shall mean a notice, substantially in the form attached hereto as Exhibit B, given by the Calculation Agent to the Cedant, the Reinsurer, the Indenture Trustee and the Swap Counterparty verifying whether the Event specified in the related Activation Notice meets the qualifications for an Activation Event.

     “Notice Parties” shall mean each of the Cedant, the Reinsurer, the Indenture Trustee and the Swap Counterparty, except when any such party is the party giving any notice or other communication pursuant to the Agreement.

     “Notional Portfolio” shall mean each of the East and Gulf Coast Hurricane Notional Portfolio, European Windstorm Notional Portfolio and California Earthquake Notional Portfolio.

     “Original Capital Amount” shall mean the aggregate of the Class A Original Capital Amount and the Class B Original Capital Amount.

     “Other Payments” shall have the meaning specified in Article IX.

     “Other Taxes” shall have the meaning specified in Article IX.

     “Outstanding Capital Amount” shall mean together, the Class A Outstanding Capital Amount and the Class B Outstanding Capital Amount.

     “Party” or “Parties” shall have the meaning ascribed to such term in the preamble hereof.

     “Payment Business Day” shall mean a day other than (i) a Saturday, (ii) a Sunday or (iii) a day on which banking institutions or trust companies in Bermuda, the City of New York or the City of London are authorized or required by applicable law, regulation or executive order to remain closed.

     “Payment Date” for each Class of Notes, shall mean (i) April 1, July 1, October 1, and, with respect to the Class B Notes, January 1, commencing on April 1, 2006, until October 1, 2006, with respect to the Class A Notes, and until October 1, 2008, with respect to the Class B Notes, subject to an Early Termination Event, (ii) the Scheduled Termination Date and (iii) if the Cedant elects an Extension, on April 9, 2007 and July 9, 2007, as applicable, with respect to the Class A Notes, and on April 9, 2009 and July 9, 2009, as applicable, with respect to the Class B Notes, and if any such day is not a Payment Business Day, on the immediately following Payment Business Day.

     “Premium Payments” shall mean the premium payments set forth in the first paragraph of Article IX.

     “Principal Reduction” shall mean, on each Payment Date, with respect to the Class A Notes, an amount equal to the aggregate Class A Loss Payments on such Payment Date, if any, and with respect to the Class B Notes, an amount equal to the aggregate Class B Loss Payments on such Payment Date, if any provided that the aggregate of all Principal Reductions for each Class of Notes cannot exceed the Original Capital Amount of such Class of Notes.

     “Rating Agency” shall mean S&P.

     “Reinsurer” shall have the meaning ascribed to such term in the preamble hereof.

     “Reinsurer Payment” shall have the meaning specified in Article VII.

     “Reinsurer’s Agent” shall have the meaning specified in Article XVII.

     “Related California Earthquake” shall mean California Earthquakes belonging to the same California Earthquake Cluster.

     “Related European Windstorm Cluster” shall mean a time series of European Windstorm Clusters consisting of at least four European Windstorm Clusters (representing 12 consecutive hours) in which each successive European Windstorm Cluster Centroid in time is within 450 kilometers of the previous European Windstorm Cluster and is east of the previous European Windstorm Cluster Centroid.

     “Related European Windstorm Cluster Centroids” shall mean a time series of European Windstorm Clusters consisting of at least four (4) European Windstorm Clusters (representing 12 consecutive hours) in which each successive European Windstorm Cluster Centroid in time is within 450 kilometers of the previous European Windstorm Cluster and is east of the previous European Windstorm Cluster Centroid.

     “Replacement Calculation Agent” shall mean any entity acceptable to the Reinsurer and the Cedant who has no significant commercial relationship with the Cedant and who is not an affiliate of the Cedant.

     “Residual Interest Amount” shall mean, with respect to each Class of Notes, an amount equal to the present value, discounted at LIBOR, of all the scheduled payments of the Interest Spread that would have been payable on each Payment Date following that Payment Date through and including the fourth Payment Date following the Closing Date.

     “Risk Period” shall have the meaning specified in Article V.

     “S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

     “Scheduled Termination Date” shall mean the scheduled maturity date of the Notes, which is January 9, 2007, with respect to the Class A Notes, and January 9, 2009, with respect to the Class B Notes (or if any such day is not a Payment Business Day, the immediately following Payment Business Day).

     “Supplemental Premium” shall have the meaning specified in Article IX.

     “Supplemental Premium Certificate” shall have the meaning specified in Article IX, substantially in the form attached hereto as Exhibit I.

     “Swap” shall mean a total return swap transaction under the ISDA Master Agreement (including the Schedule thereto), dated as of the Closing Date, by and between the Reinsurer and the Swap Counterparty.

     “Swap Counterparty” shall mean Goldman Sachs International or any successor swap counterparty under the Swap.

     “Swap Spread” shall mean 0.10%.

     “Taxes” shall have the meaning specified in Article IX.

     “Termination Date” with respect to each Class of Notes, shall mean the earlier to occur of the Early Termination Date, Scheduled Termination Date, or, following an Extension, the Extended Termination Date.

     “Tropical Cyclone Report” shall mean reports issued by the National Weather Service relating to tropical cyclones.

     “Type I Extension” shall have the meaning specified in Article III.

     “Type II Extension” shall have the meaning specified in Article III.

ARTICLE II

     The Cedant hereby cedes and the Reinsurer hereby accepts, to the extent, on the terms and conditions, and subject to the exceptions, exclusions and limitations set forth in this Agreement, reinsurance for any Event Loss Amounts, as adjusted by the Class A Payout Ratio and the Class B Payout Ratio in accordance with the terms herein, as a result of any Loss Events commencing during a Risk Period.

ARTICLE III TERM; EARLY TERMINATION EVENT; EXTENSION PERIOD

     Term. This Agreement shall become effective on the Closing Date and shall terminate on the Commutation Date. This Agreement is non-cancelable and non-terminable, subject to Early Commutation in accordance with Article XI or an Early Termination Event, as described in the following paragraph.

     Early Termination. Each of the following is an “Early Termination Event” and shall occur: (i) on the date which the Cedant gives written notice to the Reinsurer requesting early termination and the aggregate of the Outstanding Principal Amount of the Notes (as such term is defined in the Indenture) is equal to or less than US $10,000,000; (ii) on the date which is 45 days after the date of termination of the Calculation Agent Agreement due to a failure by the Calculation Agent to perform its duties and obligations under the Calculation Agent Agreement if the Reinsurer, after using its reasonable best efforts in cooperation with the Cedant, has been unable to engage a suitable replacement Calculation Agent reasonably satisfactory to and unaffiliated with the Cedant to perform such duties and obligations; or (iii) on the date when an Event of Default has arisen under Article XII as a result of a failure of the Cedant to make a Premium Payment when due under this Agreement (“Early Termination Event III”). This Agreement shall terminate on the Early Termination Date.

     Extension Period. The term of this Agreement shall be extended (i) to the later of April 9, 2007 or July 9, 2007, as applicable, with respect to the Class A Notes, and (ii) to the later of April 9, 2009 or July 9, 2009, as applicable, with respect to the Class B Notes (each an “Extended Termination Date”) (or, in each case, if such day is not a Payment Business Day, the immediately following Payment Business Day), if the Cedant has elected a Type I Extension (as defined below) or a Type II Extension (as defined below) by giving notice, substantially in the form attached hereto as Exhibit F (“Extension Notice”), to each of the Notice Parties on or prior to (i) January 4, 2007 and April 5, 2007, with respect to the Class A Notes, as applicable, and (ii) January 4, 2009 and April 6, 2009, with respect to the Class B Notes, as applicable (each, an “Extension Determination Date”). With respect to each Class of Notes, the receipt by the Reinsurer and the Indenture Trustee from the Cedant of an Extension Notice on or prior to the applicable Extension Determination Date shall be an “Extension.”

     An Extension is considered to be a “Type I Extension” if there has occurred during the Risk Period and on or after October 9, 2006, with respect to the Class A Notes, or October 9, 2008, with respect to the Class B Notes, either (i) a hurricane of Category 2 or greater, as reported by the East and Gulf Coast Hurricane Data Provider, at the time that such hurricane made landfall on the Eastern or Gulf sections of the United States, (ii) an earthquake with a magnitude of 6.5 or greater and with an epicenter within the state of California or within 100 miles of any point on the border of the state of California, as reported by the California Earthquake Data Provider, or (iii) a European windstorm involving winds in excess of 65 miles per hour, as measured at any airport of any of the following cities: London, Amsterdam, Paris, Stockholm or Cologne, as reported by the European Windstorm Data Providers. Any other Extension shall be a “Type II Extension”.

ARTICLE IV COVERAGE AND COVERAGE LIMIT

     This Agreement covers the payment of Loss Payments for each Loss Event that occurs in the Covered Territory during a Risk Period, on the terms and subject to the limitations set forth below.

     The total amount recoverable from the Reinsurer under this Agreement for the aggregate Loss Payments shall not exceed the “Aggregate Limit,” which for Loss Events occurring during the first Activation Period, is an amount equal to the Original Capital Amount, for Loss Events occurring during the second Activation Period, is the Class B Outstanding Capital Amount at the beginning of such Activation Period and, for Loss Events occurring during the third Activation Period, is the Class B Outstanding Capital Amount at the beginning of such Activation Period.

     The Parties to this Agreement hereby acknowledge that this Agreement is a contract of the utmost good faith and expressively recognize their respective continuing obligations to act in good faith in dealing with all matters in connection with this Agreement.

ARTICLE V RISK PERIOD

     For each Activation Period, following the occurrence of an Activation Event, the “Risk Period” commences on the Event Date of the Activation Event and ends on the earlier of (i) the end of the Activation Period during which such Activation Event occurred or (ii) the date upon which an Early Redemption Event occurs.

ARTICLE VI MODELED LOSS

     Following delivery of an Event Notice, the Reinsurer shall cause the Calculation Agent or its successor to obtain from the relevant Data Provider(s) the most recent Event Parameters as of the Event Parameters Date with respect to the Event set forth in the Event Notice and to withdraw from escrow the relevant Escrow Model and the relevant Notional Portfolio. The Reinsurer shall cause the Calculation Agent or its successor to use the Escrow Model and Event Parameters to calculate the loss to the Notional Portfolio (the “Modeled Loss”) pursuant to the procedures set forth in the Calculation Agent Agreement.

     In the event that the Escrow Model or any other materials deposited with the Escrow Agent under the Escrow Agreement (together with the Escrow Model, the “Escrow Materials”) cannot be withdrawn from Escrow due to its destruction or due to the failure of the Escrow Agent to timely deliver such Escrow Materials, the Parties agree that the Calculation Agent may use a duplicate version of such Escrow Materials if the Calculation Agent certifies that such duplicate version is identical to the Escrow Materials deposited with the Escrow Agent.

ARTICLE VII PAYMENT OF LOSSES

     Event Loss Amounts. For any Loss Event, the amount by which the Modeled Loss exceeds the related Event Attachment Point up to the related Event Exhaustion Point shall be the “Event Loss Amount”. However, if more than one Related California Earthquake occurs within the California Earthquake Covered Territory during the California Earthquake Event Period for any such earthquake, only one Event Loss Amount shall be determined in respect of all such earthquakes and the amount of such Event Loss Amount shall be determined in respect of the earthquake with the largest Modeled Loss; provided, further, that if more than one California Earthquake Cluster is identified within the respective California Earthquake Covered Territory during the respective California Earthquake Event Period, one Event Loss Amount shall be determined in respect of the Related California Earthquake with the largest Modeled Loss for each such California Earthquake Cluster.

     Loss Payments. Unless otherwise provided by this Agreement or the Indenture, the Reinsurer shall make a payment to the Cedant equal to the total of (i) if a Loss Event occurs during the first Activation Period, the Class A Payout Ratio multiplied by the Event Loss Amount (the “Class A Loss Payment”), plus (ii) for each Loss Event, the Class B Payout Ratio multiplied by the Event Loss Amount (the “Class B Loss Payment”, and, collectively with the Class A Loss Payment, the “Loss Payment”) on the earlier of (a) the Payment Date next following the Loss Determination Date by at least five (5) Business Days, or (b) the Termination Date. If one or more Loss Events occur, the Reinsurer shall make a payment to the Cedant in an amount equal to the aggregate of the Loss Payments with respect to each such Loss Event on the earlier of (a) the Payment Date next following each related Loss Determination Date by at least five (5) Business Days, or (b) the Termination Date (each, a “Reinsurer Payment”). For purposes of this Article VII, Loss Payments shall be determined in accordance with Article VIII.

     Conditions for Payments to Cedant. Notwithstanding any other provision of this Agreement, the Cedant shall not be entitled to receive any payments under this Agreement if the Cedant has not paid any Premium Payment payable by the Cedant as it comes due and such default continues for at least five (5) Business Days.

ARTICLE VIII DETERMINATIONS OF LOSS PAYMENTS

     The Reinsurer shall cause the Calculation Agent or its successor to provide the Reinsurer, the Cedant, the Swap Counterparty and the Indenture Trustee with a notice, substantially in the form attached hereto as Exhibit B, verifying the occurrence of the Activation Event specified in the related Activation Notice (the “Notice of Verification”), within 30 days following the later of (i) receipt by the Calculation Agent of an Activation Notice or (ii) the Event Parameters Date related to the Activation Event set forth in the Activation Notice. If the Calculation Agent fails to deliver a Notice of Verification by such time, the Cedant will be obligated to use reasonable best efforts to engage a suitable successor Calculation Agent unaffiliated with the Cedant and reasonably satisfactory to the Reinsurer to provide a Notice of Verification by no later than 45 days from the date of the Calculation Agent’s failure to do so.

     The Reinsurer shall cause the Calculation Agent or its successor to provide the Reinsurer, the Cedant, the Swap Counterparty and the Indenture Trustee with a notice of a Loss Payment specifying the Modeled Loss, Event Loss Amount, the Loss Payment and Principal Reduction, if any, substantially in the form attached hereto as Exhibit D, (the “Notice of Loss Payment”), within 30 days following the later of (i) receipt by the Calculation Agent of a Loss Notice or (ii) the Event Parameters Date related to the Loss Event set forth in the Loss Notice. If more than one Notice of Loss Payment is issued during any three-month period ending five (5) Business Days prior to a Payment Date, the final Notice of Loss Payment issued for such three-month period will aggregate all Loss Payments for such three-month period and state the amount of any Reinsurer Payment and Principal Reduction to be made on the Payment Date immediately following such three-month period. If the Calculation Agent fails to deliver a Notice of Loss Payment by such time, the Reinsurer shall use reasonable best efforts to engage a suitable successor Calculation Agent unaffiliated with the Cedant and reasonably satisfactory to the Reinsurer to provide a Notice of Loss Payment by no later than 45 days from the date of the Calculation Agent’s failure to do so.

ARTICLE IX PREMIUM PAYMENTS BY CEDANT

     Premium Payments. The Cedant shall make Premium Payments, calculated with respect to the relevant Accrual Period, to the Reinsurer under this Agreement on the Payment Business Day immediately preceding each Payment Date as follows:

(i) up to and including the earlier of the Early Termination Date or the respective Scheduled Termination Date, in an amount equal to the sum of (a) the Interest Spread for the Class A Notes, calculated on the Class A Outstanding Capital Amount, payable by the Reinsurer for such Accrual Period, (b) the Interest Spread for the Class B Notes, calculated on the Class B Outstanding Capital Amount, payable by the Reinsurer for such Accrual Period and (c) the Swap Spread, calculated on the Outstanding Capital Amount, payable for such Accrual Period;

(ii) during an Extension Period, in an amount equal to the sum of (a) the applicable Extension Spread, calculated on the Class A Outstanding Capital Amount, payable by the Reinsurer for such Accrual Period, (b) the applicable Extension Spread, calculated on the Class B Outstanding Capital Amount, payable by the Reinsurer for such Accrual Period and (c) the Swap Spread, calculated on the Outstanding Capital Amount, payable for such Accrual Period; and

(iii) if the Class A Outstanding Capital Amount or Class B Outstanding Capital Amount is reduced to zero on any of the three Payment Dates following the issuance of the Notes, an amount equal to any applicable Residual Interest Amount required to be paid with respect to the Notes.

     With respect to each Class of Notes, for each Accrual Period from the Closing Date to the respective Termination Date, the Interest Rate will be calculated and paid on the Class A and the Class B Outstanding Capital Amount, as applicable, as of the first day of the Accrual Period, after giving effect to any Principal Reduction on such date, provided, however, that, with respect to each Class of Notes, for the first four Accrual Periods beginning on the Closing Date, the applicable Interest Spread portion of the Interest Rate will be calculated and paid on the Original Capital Amount of such Class of Notes unless the Outstanding Capital Amount of such Class of Notes is reduced to zero on any of the three Payment Dates following the issuance of the Notes, in which event the applicable Residual Interest Amount will be paid on such Payment Date.

     Early Termination Event Premium. The Cedant shall pay an Additional Amount (“Early Termination Event Premium”) to the Reinsurer upon the occurrence of an Early Termination Event III in an amount equal to 3.0% of the Class B Outstanding Capital Amount, plus, if the Early Termination Event occurs before January 9, 2007, 3.0% of the Class A Outstanding Capital Amount.

     In the event of a Cedant Default, the Cedant shall make a payment to the Reinsurer on the third (3rd) Business Day immediately preceding the Early Commutation Date, in an amount equal to the sum of (i) the Premium Payment for the Accrual Period ending on the second (2nd) Business Day prior to the Early Commutation Date, calculated in accordance with the provisions of this Article IX and (ii) the Early Termination Event Premium, if applicable.

     Assignment. The Reinsurer shall assign the Premium Payments and the Early Termination Event Premium to the Indenture Trustee for payment to the Noteholders on the relevant Payment Dates, and the Cedant acknowledges such assignment.

     Other Payments. The Cedant shall also make the following other payments (“Other Payments”) under this Agreement:

(i) a payment on or promptly after the Closing Date to reimburse the Reinsurer for the expenses incurred in connection with the issuance of the Notes and certain anticipated expenses payable to third parties by the Reinsurer in connection therewith (the “Closing Premium”), as certified by the Reinsurer in a notice substantially in the form attached hereto as Exhibit J (“Closing Premium Certificate”); and

(ii) “Supplemental Premiums” from time to time, if required and applicable, a payment equal to the expenses incurred or expected to be incurred by the Reinsurer relating to the Administrator, Calculation Agent, the Indenture Trustee, and other service providers, subject to an annual maximum of $350,000, as certified by the Reinsurer, in a notice substantially in the form attached hereto as Exhibit I (“Supplemental Premium Certificate”), and which payment shall be made by the Cedant promptly after the Cedant receives the Supplemental Premium Certificate from the Reinsurer.

     Payment Calculation Convention. For all payments under this Agreement, such payments shall be calculated on the basis of the actual number of days elapsed and a 360-day year.

     Taxes. All payments made by the Cedant under this Agreement shall be made free and clear of, and without deduction or withholding for, or on account of, any present or future income, withholding, excise, premium, business, branch profits, franchise or other similar taxes including, without limitation, the existing excise tax (“Taxes”), unless required by law. If the Cedant shall be required to deduct or withhold any Taxes from or in respect of any amount payable hereunder, (i) the Cedant shall make such deductions or withholdings, (ii) the Cedant shall pay the full amount deducted or withheld to the relevant taxing jurisdiction in accordance with applicable law, and (iii) with respect any such Taxes, the amount payable to the Reinsurer shall be increased by an amount (the “Additional Amount”) necessary so that the Reinsurer shall receive a net amount equal to the amount it would have received had no such deductions or withholdings in respect of Non-Excluded Taxes been made. In addition, the Cedant agrees to pay to the relevant taxing authority in accordance with applicable law any current or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies (including, without limitation, the United States federal excise tax) that may arise from any payment made hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (“Other Taxes”). For purposes of this Agreement the term “Non-Excluded Taxes” are Taxes other than Taxes that are imposed on the Reinsurer’s overall net income (and franchise taxes imposed in lieu thereof) by the United States or the Cayman Islands, unless such Taxes are imposed as a result of the Reinsurer having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement (in which case such Taxes will be treated as Non-Excluded Taxes). In the event that the Reinsurer shall be required to pay any Non-Excluded Taxes or Other Tax directly to any taxing authority in accordance with applicable law, the Cedant will indemnify the Reinsurer for the full amount of such Non-Excluded Taxes (including Additional Amounts with respect thereto) and Other Taxes paid by the Reinsurer, provided, that the Reinsurer shall have provided the Cedant with evidence, reasonably satisfactory to the Cedant, of payment of such Non-Excluded Taxes or Other Taxes, as the case may be. As soon as practicable after the date of any payment of Taxes or Other Taxes by the Cedant to a taxing jurisdiction, the Cedant will give to the Reinsurer, at its notice address, the original or a certified copy of the receipt issued by such taxing authority evidencing payment thereof. For the purpose of the $350,000 limitation stated in this Article IX, all such Taxes or Other Taxes paid, withheld or reimbursed by the Cedant (other than the U.S. federal excise tax) are considered “Supplemental Premiums.”

ARTICLE X COMMUTATION

     The Parties shall settle their respective claims and obligations under, and thereupon terminate, this Agreement upon the Termination Date (the “Commutation Date” and, such termination, a “Commutation”). Such Commutation shall be effected as of the Commutation Date.

     Upon a Commutation, the funds in the Collateral Account released to satisfy the obligation of the Reinsurer to the Cedant shall be only with respect to Loss Payments not previously paid by the Reinsurer. The Reinsurer shall use the funds paid by the Cedant pursuant to this Article X to pay any amounts due to the Swap Counterparty and to the Noteholders in accordance with the provisions of the Indenture.

ARTICLE XI EARLY COMMUTATION

     The Parties shall effect an Early Commutation of this Agreement upon the occurrence of a Cedant Default, in which case the Early Commutation shall occur on the second (2nd) Business Day following the next succeeding Payment Date (the “Early Commutation Date”).

     The Parties shall effect the Early Commutation with respect to the Early Commutation Date by the Cedant paying to the Reinsurer, no later than three (3) Business Days immediately preceding such Early Commutation Date, all accrued and unpaid amounts due under Article IX and thereafter the Reinsurer shall cause the release of the funds in the Collateral Account to be applied as follows: on the Early Commutation Date, first, to satisfy any liabilities to the Swap Counterparty pursuant to the Swap, second, to satisfy the obligation of the Reinsurer to the Cedant under this Agreement and, third, to make payments under the Indenture in respect of the Notes; whereupon the Parties shall have no further liability to each other, and shall be fully and finally discharged from all past, present and future liabilities under this Agreement. The Reinsurer shall use the funds specified in item third above to repay the Notes.

     Cedant Default. If at any time, a Default as to which the Cedant is the defaulting Party occurs under this Agreement (a “Cedant Default”), then the Cedant shall effect an Early Commutation as described above, provided, that the funds in the Collateral Account released to satisfy the obligation of the Reinsurer to the Cedant shall be only with respect to Loss Payments not previously paid by the Reinsurer.

ARTICLE XII DEFAULTS

     Events of Default. The occurrence at any time with respect to a Party of any of the following events shall constitute an “Event of Default” with respect to such Party:

(i) Failure to make, when due, any payment under this Agreement and such failure continues for five (5) Business Days.

(ii) Failure to comply with or perform any other obligation under this Agreement and such failure remains uncured by the defaulting Party for thirty (30) Business Days after the receipt of a Notice of Event of Default from the non-defaulting Party.

(iii) A Party (a) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (b) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (c) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (d) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (1) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (2) is not dismissed, discharged, stayed or restrained in each case within thirty (30) calendar days of the institution or presentation thereof; (e) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (f) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (g) has a secured party take possession of all or substantially all of its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued with respect to all or substantially all of its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within thirty (30) calendar days thereafter; (h) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (a) to (g) (inclusive); or (i) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

     Default. The non-defaulting Party shall give a Notice of Event of Default to the defaulting Party, with a copy to the Indenture Trustee, specifying the occurrence of an Event of Default. If an Event of Default occurs, unless the non-defaulting Party shall have agreed to extend the period of time to cure such Event of Default by giving a Notice of Extension of Default Date to the defaulting Party, with a copy to the Indenture Trustee, a “Default” shall be deemed to have occurred. Additionally, a Default shall be deemed to have occurred on any subsequent Business Day specified in any Notice of Extension of Default Date if the Event of Default remains uncured through such day, unless the non-defaulting Party shall have given to the defaulting Party and the Indenture Trustee a subsequent Notice of Extension of Default Date.

     Upon the occurrence of a Cedant Default, an Early Commutation of this Agreement shall be triggered in accordance with Article XI.

ARTICLE XIII COLLATERAL ACCOUNT

     The Reinsurer hereby agrees in connection with the collateral arrangements provided for in the Deed of Charge, to establish and maintain the Collateral Account. In accordance with the terms of the Indenture, the Reinsurer shall, on the date hereof, assign to and irrevocably deposit with the Indenture Trustee, for deposit into the Collateral Account, an amount equal to the proceeds from the sale of the Notes. The Reinsurer shall assign a security interest in its rights, benefits and interests in the Collateral Account and the assets contained therein, and in all the proceeds thereof to the Indenture Trustee pursuant to the Deed of Charge. The principal portion of the Directed Investments in the Collateral Account shall satisfy the obligations of the Reinsurer to the Cedant under this Agreement, subject to the prior security interest provided for in the Indenture and the Deed of Charge in favor of the Swap Counterparty under the Swap. The Reinsurer shall cause the funds held in the Collateral Account to be invested in Directed Investments in accordance with the Investment Guidelines attached to the Indenture. The Collateral Account, and the application and withdrawal of funds therefrom, shall be subject to the terms of the Indenture.

     The Cedant acknowledges that its right to payments under this Agreement are subordinated as set forth herein and in the Indenture and the Deed of Charge.

ARTICLE XIV OFFSET

     Neither Party hereto shall have the right to offset any balance or balances, on account of premiums, losses or otherwise, due from one Party to the other Party under this Agreement, against any balance or balances due and payable to the one Party from the other Party under this Agreement.

ARTICLE XV CONDITIONS PRECEDENT

     It shall be a condition precedent to the Cedant’s obligations under this Agreement that the Indenture, the Deed of Charge and all of the other Basic Documents shall have been executed and delivered by the parties thereto and that the Reinsurer shall have deposited the proceeds of the issuance of the Notes in the Collateral Account and that all of the other transactions contemplated to occur and the conditions to be met on or prior to the date hereof under the Indenture, the Deed of Charge and the other Basic Documents have occurred and been met prior to or simultaneously with the effectiveness of this Agreement.

ARTICLE XVI COVENANTS

     Amendment of Indenture. The Reinsurer has entered into the Indenture with the Indenture Trustee. The Reinsurer shall not amend, supplement or modify Section 8.05(c), 9.01 or 11.01 or Article X of the Indenture, any provision of the Indenture that makes a provision of the Indenture that is subject to Section 11.01 of the Indenture on the Closing Date no longer subject to such Section 11.01, the subordination provisions in respect of the Collateral Account and any Directed Investments therein in the Indenture on the Closing Date, any provision in a way that otherwise could have an adverse effect in a material respect upon the Cedant in connection with its rights and obligations hereunder, or any provision of the Indenture that requires the consent of the Cedant, without the prior written consent of the Cedant.

     Basic Documents Covenants. The Reinsurer shall comply with all covenants under the Basic Documents.

     No Petition. The Cedant, by entering into this Agreement, hereby covenants and agrees that it shall not at any time institute against the Reinsurer, or join in any institution against the Reinsurer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal, state or foreign bankruptcy or similar law in connection with any obligations hereunder, until the expiration of one year and one day from the termination of this Agreement. The provisions of this paragraph shall survive the termination of this Agreement for any reason whatsoever.

     No Defaults. Each Party hereby represents and warrants that the execution and delivery by it of this Agreement and consummation by it of the transactions contemplated hereby shall not constitute a violation of, or a default under, any covenant, restriction or provision of any agreement to which such Party is a party, or by which such Party is bound, or to which any of the property or assets of such Party is subject, nor shall such action result in any violation of the provisions of the organizational documents of such Party, or any statute or any order, rule or regulation of any court, central bank, stock exchange or governmental agency or body having jurisdiction over such Party or any of its properties; and no such consents, approvals, authorizations, orders, registrations or qualifications of, or with, any such court, central bank, stock exchange or governmental agency or body is required for the execution and delivery by such Party of this Agreement and the consummation by it of the transactions contemplated hereby, except as have been obtained or made prior to the date hereof.

     Notice of Events Leading to Default. Each Party agrees promptly to notify the other Party in writing of the occurrence of any event (whether or not an Event of Default) which, with the passage of time, would lead to a Default as to which the notifying Party would be the defaulting Party.

ARTICLE XVII JURISDICTION; SERVICE OF PROCESS

     Jurisdiction. With respect to any suit, action or proceeding relating to this Agreement, each Party irrevocably:

(i) submits to the jurisdiction of any federal or New York state court located in the Borough of Manhattan in New York City; and

(ii) waives any objection which it may have at any time to the laying of venue of any suit, action or proceedings brought in an inconvenient forum and further waives the right to object, with respect to such suit, action or proceeding, that such court does not have any jurisdiction over such Party.

     Service of Process. The Reinsurer hereby appoints CT Corporation System, as its agent for service of process (“Reinsurer’s Agent”) upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the other Party or any beneficiary hereunder arising out of this Agreement, and the Reinsurer’s Agent is authorized and directed to accept such service of process on behalf of the Reinsurer and, upon the request of the Reinsurer, to give a written undertaking to the Reinsurer that it shall enter a general appearance upon the Reinsurer’s behalf in the event such a suit shall be instituted.

     The Cedant hereby appoints CT Corporation Service, New York, New York as its agent for service of process (“Cedant’s Agent”) upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the other Party or any beneficiary hereunder arising out of this Agreement, and the Cedant’s Agent is authorized and directed to accept such service of process on behalf of the Cedant and, upon the request of the Cedant, to give a written undertaking to the Cedant that it shall enter a general appearance upon the Cedant’s behalf in the event such a suit shall be instituted.

ARTICLE XVIII ARBITRATION

     Notwithstanding anything to the contrary set forth in Article XVII, as a condition precedent to any right of action under this Agreement, in the event of any dispute or difference of opinion arising out of interpretation, performance or breach of this Agreement, including the formation, termination or validity thereof, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration in New York, New York. One arbiter shall be chosen by the Cedant, the other by the Reinsurer, and an umpire shall be chosen by the two arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd’s Underwriters. In the event that either Party should fail to choose an arbiter within thirty (30) days following a written request by the other party to do so, the requesting Party may choose two arbiters who shall in turn choose an umpire before entering upon arbitration. If the two arbiters fail to agree upon the selection of an umpire within thirty (30) calendar days following their appointment, each arbiter shall nominate three candidates within ten (10) calendar days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

     Each party shall present its case to the arbiters within thirty (30) calendar days following the date of appointment of the umpire. The arbiters shall consider this Agreement as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. Insofar as the arbiters look to substantive law, it shall consider the laws of the State of New York. The decision of the arbiters shall be final and binding on both parties; but failing to agree they shall call in the umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the arbiters may be entered in any court of competent jurisdiction.

     Each party shall bear the expense of its own arbiter, and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. In the event that the two arbiters are chosen by one party, as above provided, the expense of the arbiters, the umpire and the arbitration shall be equally divided between the two parties.

     The arbitration panel shall not be empowered to award punitive damages.

ARTICLE XIX INSOLVENCY

     In the event of the insolvency of the Cedant, any Loss Payment due hereunder shall be payable by the Reinsurer on the basis of the liability of the Reinsurer hereunder, without diminution because such insolvency, directly to the Cedant or its liquidator, receiver, conservator, or statutory successor, except as otherwise provided by Section 4118(a) (relating to Fidelity and Surety Risks) of the Insurance Law of New York.

ARTICLE XX INFORMATION OF THE CEDANT

     The Cedant shall promptly provide to the Reinsurer information possessed by the Cedant needed by the Reinsurer to satisfy (i) the Reinsurer’s information delivery requirements under Rule 144A under the Securities Act of 1933, as amended, (ii) the annual and quarterly information requirements pursuant to the Notes and the Indenture and (iii) the disclosure requirements of the Reinsurer under other applicable laws.

     The Cedant represents and warrants to the Reinsurer, the Reinsurer’s officers and directors and each person, if any, who controls the Reinsurer within the meaning of the Securities Act of 1933, as amended (other than the holders of the Notes), that, to the best of its knowledge, the preliminary Confidential Offering Circular dated December 2, 2005 as of its date, did not, and the final Confidential Offering Circular dated December 16, 2005 as of its date and the date hereof, did not and does not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.

ARTICLE XXI MISCELLANEOUS

     Liability of Officers, Directors, Members, Agents and Employees. No liability shall accrue in favor of the Reinsurer as against any officer, director, member, agent or employee of the Cedant but the Reinsurer shall look solely to the assets of the Cedant for satisfaction of this Agreement.

     No liability shall attain in favor of the Cedant against any officer, director, member, agent or employee of Reinsurer but the Cedant shall look solely to the assets of Reinsurer for satisfaction of this Agreement.

     Business Day and Payment Business Day Convention. If any actions required to be performed hereunder fall on a day that is not a Business Day, such actions, if not completed on such day, shall be performed on the Business Day immediately succeeding such day. If any actions required to be performed hereunder fall on a day that is not a Payment Business Day, such actions, if not completed on such day, shall be performed on the Payment Business Day immediately succeeding such day.

     Integration. This Agreement, together with the other Basic Documents, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all other prior negotiations, commitments, agreements and understandings, both written and oral, between the Parties or either of them with respect to the subject matter hereof.

     Headings. The headings preceding the text of the Articles, paragraphs and sub-paragraphs of this Agreement are intended and inserted solely for the convenience of reference and will not affect the meaning, interpretation, construction or effect of this Agreement.

     Errors and Omissions. Any inadvertent error or omission in complying with the terms and conditions of this Agreement shall not be held to relieve either Party from any liability that would attach to it hereunder if such error or omission had not been made, provided such error or omission is rectified immediately upon discovery, and provided further that the liability of the Reinsurer under this Agreement or any exhibits, addenda, or endorsements attached hereto shall in no event exceed the limits specified herein nor be extended to cover any risks, perils, lines of business or classes of insurance generally or specifically excluded herein.

     Drafting. This Agreement has been negotiated by sophisticated parties. No ambiguity, if any, shall be construed against any entity drafting this Agreement, in whole or in part.

     No Third Party Beneficiary. Except as expressly set forth herein, nothing in this Agreement shall be understood to give to any Person other than the Parties to this Agreement and their successors any benefit or any legal or equitable right, remedy or claim under this Agreement. Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Noteholders under the Indenture shall not have any right to enforce or take any actions, or any other rights whatsoever, under this Agreement.

     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AS TO ALL MATTERS, INCLUDING, WITHOUT LIMITATION, MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES.

     Waiver of Immunities. To the extent that either Party has or hereafter may acquire any immunity (whether on the basis of sovereignty or otherwise) from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.

     Amendments. No amendments, modifications and/or alterations to this Agreement shall be binding unless expressly agreed in a writing signed by the parties to this Agreement.

     Notices. Any written notice required to be provided under this Agreement shall be deemed to have been given upon transmitter’s confirmation of a receipt of a facsimile transmission and either of (i) delivery by a standard overnight carrier or by hand or (ii) mailing by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice) to:

If to the Reinsurer:

Atlantic & Western Re II Limited c/o HSBC Financial Services (Cayman) Limited Strathvale House North Church Street P.O. Box 1109GT George Town Grand Cayman, Cayman Islands Attention: The Directors
Telephone: (345) 949-7755 Facsimile: (345) 949-7634

If to the Cedant:

PXRE Reinsurance Ltd. PXRE House 110 Pitts Bay Road Pembroke HM08 Bermuda Attention: Chief Financial Officer Telephone 441-296-5858 Facsimile: 441-296-6162

If to the Indenture Trustee:

JPMorgan Chase Bank, N.A. as Indenture Trustee 4 New York Plaza, 15th Floor New York, NY 10004 Attention: Institutional Trust Services Telephone: 212-270-6000 Facsimile: 212-552-2688

with a copy to:

JPMorgan Chase Bank, N.A. Trinity Tower 9 Thomas More Street London, E19YT England Attention: Institutional Trust Services Telephone: 44-207-777-2000 Facsimile: 44-207-777-5420

If to the Swap Counterparty:

Goldman Sachs International Peterborough Court 133 Fleet Street London EC4A 2BB Attention: Derivatives Desk Telephone 44-20-7774-1000 Facsimile: 44-207-552-9005

If to the Rating Agency:

Standard & Poor’s Ratings Services
a division of The McGraw Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041-003
Attention: ABS Surveillance Group – New Assets
Tel: 212-438-2400
Fax: 212-438-7290

     Payment Instruction. All payments to the Cedant under this Agreement, if payable directly to the Cedant, shall be made via wire transfer to the following account or such other account as the Cedant shall designate in writing from time to time:

JPMorgan Chase Bank Beneficiary: PXRE Reinsurance Ltd. Account No.323-957-080 ABA: 021000021

     The Closing Premium and any Supplemental Premiums and any related payments under this Agreement, shall be payable to the Reinsurer via wire transfer to the following account:

HSBC Bank USA, Inc. Reference: Atlantic & Western Re II Account No.000-05041-5 ABA: 021001088

     All Premium Payments, any Early Termination Event Premium and any related payments under this Agreement, shall be payable directly to the Indenture Trustee, on behalf of the Reinsurer, via wire transfer to the following account:

JPMorgan Chase Bank Reference: Atlantic & Western Re II Limited Collateral Payment Account Account No.10225164.3 ABA: 021000021

     Protection of Rights Under the Basic Documents. The Reinsurer shall, in consultation with the Cedant and at its own expense, promptly take all such lawful action as shall be necessary to (i) protect and enforce its rights against any third party under or in connection with the Basic Documents, and (ii) compel or secure the performance and observance by the other parties to the Basic Documents of each of their obligations to the Reinsurer under or in connection with any of the Basic Documents, and (iii) to exercise any and all rights, remedies, powers and privileges lawfully available to the Reinsurer under or in connection with any Basic Documents.

     Extinguishment of Obligations. Notwithstanding anything to the contrary herein, all obligations of and all claims against the Reinsurer hereunder shall be limited recourse obligations of the Reinsurer payable solely from the Collateral and any claims that may be asserted by the Reinsurer with respect to contractual obligations of third parties to the Reinsurer shall be extinguished and shall not thereafter revive in the event that, at any time, the Collateral and such third party claims are exhausted. The Cedant, by entering into this Agreement, agrees that no claim may be brought against the Reinsurer, its directors, officers or shareholders for any shortfall in the Reinsurer’s assets. The Cedant shall only have recourse to the Reinsurer’s assets for satisfaction of the Reinsurer’s obligations hereunder. The proceeds of issuance of the Reinsurer’s ordinary shares (US$5,000), an amount equal to US$1,500 entered into the same account as the proceeds of the issuance of the Reinsurer’s ordinary shares, and any proceeds earned thereon, shall not form part of the assets available to satisfy the Reinsurer’s obligations. The provisions of this paragraph shall survive the termination of this Agreement for any reason whatsoever.

     Assignability. Neither Party shall have the right to assign, in whole or in part, any of its obligations and/or rights under this Agreement to a third party without the prior written consent of the other Party.

     Currency. All amounts due to either Party hereunder shall be payable in United States currency. Wherever the word “dollars” or the $ symbol is used in this Agreement, it shall mean dollars of the United States of America.

[SIGNATURE PAGE FOLLOWS]

Back to Contents

     IN WITNESS WHEREOF, the parties have hereunto signed this Agreement as of the day first written above.

ATLANTIC & WESTERN RE II LIMITED

By:	/s/ Anne Scaife
Name: Anne Scaife Title: Director

PXRE REINSURANCE LTD.

By:	/s/ Jeffrey Radke
Name: Jeffrey Radke Title: President & CEO

ATTACHMENTS INDEX

Exhibit A–  Form of Activation Notice

Exhibit B–  Form of Notice of Verification

Exhibit C–  Form of Loss Notice

Exhibit D–  Form of Notice of Loss Payment

Exhibit E–  Form of Notice of Early Termination Event

Exhibit F–  Form of Extension Notice

Exhibit G–  Form of Notice of Extension of Default Date

Exhibit H–  Form of Notice of Event of Default

Exhibit I–  Form of Supplemental Premium Certificate

Exhibit J–  Form of Closing Premium Certificate

Appendix A–  California Earthquake Notional Portfolio Summary

Appendix B–  East and Gulf Coast Hurricane Notional Portfolio Summary

Appendix C–  European Windstorm Notional Portfolio Summary

Appendix D–  Calculation Agent Agreement

EXHIBIT A

[Form of Activation Notice]

Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors
Telephone: (345) 949-7755
Facsimile: (345) 949-7634

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust Services
Telephone: 212-270-6000
Facsimile: 212-552-2688

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England
Attention: Institutional Trust Services
Telephone: 44-207-777-2000
Facsimile: 44-207-777-5420

Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB
Attention: Derivatives Desk
Telephone: 44-20-7774-1000
Facsimile: 44-207-552-9005

AIR Worldwide Corporation
131 Dartmouth Street, 4th Floor
Boston, MA 02116
Telephone: 617-267-6645
Facsimile: 617-267-8284

Exhibit A-1

copy to:

Standard & Poor’s Ratings Services
a division of The McGraw Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041-003
Attention: ABS Surveillance Group – New Assets
Tel: 212-438-2400
Fax: 212-438-7290

[DATE]

     Reference is made to the Calculation Agent Agreement between Atlantic & Western Re II Limited (the “Reinsurer”) and AIR Worldwide Corporation, dated as of December 21, 2005 (the “Calculation Agent Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings specified in the Calculation Agent Agreement or the Reinsurance Agreement, dated as of December 21, 2005, between the Reinsurer and PXRE Reinsurance Ltd., as applicable.

     We hereby notify you that a [California Earthquake] [East and Gulf Coast Hurricane] [European Windstorm] relating to [DESCRIBE EVENT] has occurred and request that you calculate the related Modeled Loss and verify that such event meets the qualifications for an Activation Event.

PXRE REINSURANCE LTD.

By:	___________________________
Name: Title:

Exhibit A-2

Back to Contents

EXHIBIT B

[Form of Notice of Verification]

PXRE Reinsurance Ltd.
PXRE House
110 Pitts Bay Road
Pembroke HM08
Bermuda
Attention: Chief Financial Officer
Telephone 441-296-5858
Facsimile: 441-296-6162

Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors
Telephone: (345) 949-7755
Facsimile: (345) 949-7634

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust Services
Telephone: 212-270-6000
Facsimile: 212-552-2688

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England
Attention: Institutional Trust Services
Telephone: 44-207-777-2000
Facsimile: 44-207-777-5420

Exhibit B-1

Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB
Attention: Derivatives Desk
Telephone: 44-20-7774-1000
Facsimile: 44-207-552-9005

copy to:

Standard & Poor’s Ratings Services
a division of The McGraw Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041-003
Attention: ABS Surveillance Group – New Assets
Tel: 212-438-2400
Fax: 212-438-7290

[DATE]

     Reference is made to the Calculation Agent Agreement between Atlantic & Western Re II Limited (the “Reinsurer”) and AIR Worldwide Corporation, dated as of December 21, 2005 (the “Calculation Agent Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings specified in the Calculation Agent Agreement or the Reinsurance Agreement, dated as of December 21, 2005, between the Reinsurer and PXRE Reinsurance Ltd., as applicable.

     Pursuant to Section 2 of the Calculation Agent Agreement, we hereby advise you we have performed the procedures required to be performed by us pursuant to the Calculation Agent Agreement with respect to the Activation Notice dated [DATE] specifying the [California Earthquake] [East and Gulf Coast Hurricane] [European Windstorm] relating to [DESCRIBE EVENT]. We hereby verify that the event has a Modeled Loss of $[__] and [qualifies] [does not qualify] as an Activation Event. The Event Date for such Activation Event is [DATE].

AIR Worldwide Corporation

By:	_________________________
Name:

Exhibit B-2

EXHIBIT C

[Form of Loss Notice]

Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors
Telephone: (345) 949-7755
Facsimile: (345) 949-7634

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust Services
Telephone: 212-270-6000
Facsimile: 212-552-2688

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England
Attention: Institutional Trust Services
Telephone: 44-207-777-2000
Facsimile: 44-207-777-5420

Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB
Attention: Derivatives Desk
Telephone: 44-20-7774-1000
Facsimile: 44-207-552-9005

AIR Worldwide Corporation
131 Dartmouth Street, 4th Floor
Boston, MA 02116
Telephone: 617-267-6645
Facsimile: 617-267-8284

Exhibit C-1

copy to:

Standard & Poor’s Ratings Services
a division of The McGraw Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041-003
Attention: ABS Surveillance Group – New Assets
Tel: 212-438-2400
Fax: 212-438-7290

[DATE]

     Reference is made to the Calculation Agent Agreement between Atlantic & Western Re II Limited (the “Reinsurer”) and AIR Worldwide Corporation, dated as of December 21, 2005 (the “Calculation Agent Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings specified in the Calculation Agent Agreement or the Reinsurance Agreement, dated as of December 21, 2005, between the Reinsurer and PXRE Reinsurance Ltd., as applicable.

     We hereby notify you that a [California Earthquake] [East and Gulf Coast Hurricane] [European Windstorm] relating to [DESCRIBE EVENT] has occurred and request that you calculate the related Modeled Loss, Event Loss Amount and the [Class A Loss Payment] [and] [Class B Loss Payment], if any, and the resulting Principal Reduction, if any.

PXRE REINSURANCE LTD.

By:	____________________
Name: Title:

Exhibt C-2

EXHIBIT D

[Form of Notice of Loss Payment]

PXRE Reinsurance Ltd.
PXRE House
110 Pitts Bay Road
Pembroke HM08
Bermuda
Attention: Chief Financial Officer

Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109 GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust
Services

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England

copy to:

Standard & Poor’s Ratings Services
a division of The McGraw Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041-003
Attention: ABS Surveillance Group – New Assets
Tel: 212-438-2400
Fax: 212-438-7290

[DATE]

     Reference is made to the Calculation Agent Agreement between Atlantic & Western Re II Limited (the “Reinsurer”) and AIR Worldwide Corporation (the “Calculation Agent”), dated as of December 21, 2005 (the “Calculation Agent Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings specified in the Calculation Agreement or the Reinsurance Agreement between the Reinsurer and PXRE Reinsurance Ltd., dated as of December 21, 2005.

Exhibit D-1

     Pursuant to Section 2 of the Calculation Agent Agreement, we hereby advise you that we have performed the procedures required to be performed by us pursuant to the Calculation Agent Agreement with respect to the Loss Notice dated [DATE] specifying the [California Earthquake][East and Gulf Coast Hurricane][European Windstorm] relating to [DESCRIBE EVENT]. The Event Date related to such Event is [DATE].

     With respect to the Loss Event in the Loss Notice described above, we have determined the following:

A.	An Activation Event Occurred this Calendar Year (circle one):	Yes / No
B.	Event Type (circle one)	East and Gulf Coast Hurricane European Windstorm California Earthquake
C.	Event Attachment Point[1]
D.	Event Exhaustion Point[2]
E.	Modeled Loss – Calculated Amount
F.	Modeled Loss – Qualifying Amount[3]
G.	Event Loss Amount[4]
H.	Class A Payout Ratio[5]	125%
I.	Class B Payout Ratio	125%
J.	Class A Outstanding Principal Amount[6] [7]
K.	Class B Outstanding Principal Amount[8]
L.	Class A Loss Payment[9]
M.	Class B Loss Payment[10]
N.	Principal Reduction for the Class A Notes
O.	Principal Reduction for the Class B Notes

1	If B = East and Gulf Coast Hurricane: $151,915,000 If B = European Windstorm: $401,888,000 If B = California Earthquake: $263,140,000
2	If B = East and Gulf Coast Hurricane: $251,915,000 If B = European Windstorm: $501,888,000 If B = California Earthquake: $363,140,000
3	If line A = “Yes” and line E exceeds line C, value from line E; otherwise “$0”.
4	Minimum of (line F less line C) and (line D less line C), but in no case less than zero.
5	If a Loss Event occurs during the First Activation Period.
6	As of date of the Loss Event.
7	If a Loss Event occurs during the First Activation Period.
8	As of date of the Loss Event.
9	Minimum of line J and the product of line G and line H.
10	Minimum of line K and the product of line G and line I.

Exhibit D-2

AIR Worldwide Corporation

By:	__________________________
Name:
Title:

Exhibit D-3

EXHIBIT E

[Form of Notice of Early Termination Event]

Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109 GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust
Services

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England

Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB
Attention: Derivatives Desk

[DATE]

     Pursuant to Article III of the Reinsurance Agreement between PXRE Reinsurance Ltd. and Atlantic & Western Re II Limited, dated as of December 21, 2005, (the “Reinsurance Agreement”), we hereby [exercise an Early Termination Event and certify that the Outstanding Capital Amount is equal to or less that $10,000,000] [exercise an Early Termination Event and notify you that the Calculation Agent Agreement terminated on [DATE]]. Accordingly, the Early Termination Date shall be on [DATE]. Capitalized terms used herein shall have the respective meanings specified in the Reinsurance Agreement

Exhibit E-1

PXRE Reinsurance Ltd.

By:	__________________________
Name:

Exhibit E-2

EXHIBIT F

[Form of Extension Notice]

Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109 GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust
Services

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England

copy to:

Standard & Poor’s Ratings Services
a division of The McGraw Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041-003
Attention: ABS Surveillance Group – New Assets
Tel: 212-438-2400
Fax: 212-438-7290

[DATE]

     Reference is made to the Reinsurance Agreement between PXRE Reinsurance Ltd. and Atlantic & Western Re II Limited (the “Reinsurer”), dated as of December 21, 2005 (the “Agreement”). All terms used herein shall have the meaning specified in the Agreement or in the Indenture between the Reinsurer and JPMorgan Chase Bank, N.A., as indenture trustee, dated as of December 21, 2005, as applicable.

[FOR INITIAL EXTENSION:]

[We hereby request that the Reinsurer extend the Scheduled Redemption Date for [the Class A Notes to the April 9, 2007 Payment Date][the Class B Notes to the April 9, 2009 Payment Date]. Such Extension will be a [Type I][Type II] Extension. [If a Type I Extension: We acknowledge that the following occurred on [DATE]: [a hurricane of Category 2 or greater, as reported by the East and Gulf Coast Hurricane Data Provider, at the time that such hurricane made landfall on the Eastern or Gulf sections of the United States][an earthquake with a magnitude of 6.5 or greater and with an epicenter within the state of California or within 100 miles of any point on the border of the state of California, as reported by the California Earthquake Data Provider][a European windstorm involving winds in excess of 65 miles per hour, as measured at any airport of any of the following cities: London, Amsterdam, Paris, Stockholm or Cologne, as reported by the European Windstorm Data Providers].]

Exhibit F-1

[FOR FURTHER EXTENSION:]

[We hereby request that the Reinsurer extend the Extended Redemption Date for [the Class A Notes to the July 9, 2007 Payment Date][the Class B Notes to the July 9, 2009 Payment Date]. Such Extension will be a [Type I][Type II] Extension. [If a Type I Extension: We acknowledge that the following occurred on [DATE]: [a hurricane of Category 2 or greater, as reported by the East and Gulf Coast Hurricane Data Provider, at the time that such hurricane made landfall on the Eastern or Gulf sections of the United States][an earthquake with a magnitude of 6.5 or greater and with an epicenter within the state of California or within 100 miles of any point on the border of the state of California, as reported by the California Earthquake Data Provider][a European windstorm involving winds in excess of 65 miles per hour, as measured at any airport of any of the following cities: London, Amsterdam, Paris, Stockholm or Cologne, as reported by the European Windstorm Data Providers].]

PXRE REINSURANCE LTD.

By:	__________________________
Name: Title:

Exhibit F-2

EXHIBIT G

[Form of Notice of Extension of Default Date]

[PXRE Reinsurance Ltd.
PXRE House
110 Pitts Bay Road
Pembroke HM08
Bermuda
Attention: Chief Financial Officer]

[Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109 GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors]

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust
Services

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England
Attention: Institutional Trust Services

[DATE]

     Pursuant to Article XII of the Reinsurance Agreement between Atlantic & Western Re II Limited and PXRE Reinsurance Ltd., dated as of December 21, 2005, we hereby agree to extend the period of time in which you have to cure the Event of Default relating to [DESCRIBE] until [DATE].

Exhibit G-1

[PXRE Reinsurance Ltd.] [Atlantic & Western Re II Limited]

By:	__________________________
Name:

Exhibit G-2

EXHIBIT H

[Form of Notice of Event of Default]

[Atlantic & Western Re II Limited
c/o HSBC Financial Services (Cayman) Limited
Strathvale House
North Church Street
P.O. Box 1109 GT
George Town
Grand Cayman, Cayman Islands
Attention: The Directors]

[PXRE Reinsurance Ltd.
PXRE House
110 Pitts Bay Road
Pembroke HM08
Bermuda
Attention: Chief Financial Officer]

JPMorgan Chase Bank, N.A.
as Indenture Trustee
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust
Services

JPMorgan Chase Bank, N.A.
Trinity Tower
9 Thomas More Street
London, E19YT England

[DATE]

     Pursuant to the Reinsurance Agreement between Atlantic & Western Re II Limited and PXRE Reinsurance Ltd., dated as of December 21, 2005, we hereby advise you of the occurrence of an Event of Default under Article XIII, clause [(i)][(ii)][(iii)] thereof [and certify that an Early Termination Event III has occurred. Accordingly, the Early Termination Date shall be on [DATE]].

Exhibit H-1

[PXRE Reinsurance Ltd.] [Atlantic & Western Re II Limited]

By:	__________________________
Name:

Exhibit H-2

EXHIBIT I

[Form of Supplemental Premium Certificate]

PXRE Reinsurance Ltd.
PXRE House
110 Pitts Bay Road
Pembroke HM08
Bermuda
Attention: Chief Financial Officer

[DATE]

     Pursuant to Article IX of the Reinsurance Agreement between Atlantic & Western Re II Limited and PXRE Reinsurance Ltd., dated as of December 21, 2005 (the “Reinsurance Agreement”), we hereby certify to you that the amount of Supplemental Premium due in connection with [DESCRIBE NATURE OF PAYMENT] and referred to in Article IX of the Reinsurance Agreement under “Other Payments” payable on [DATE] is [AMOUNT IN LETTERS] DOLLARS (US $[AMOUNT IN NUMBERS]), as further specified in the invoice attached as Annex A hereto. Payment is to be made via wire transfer to the following account:

     [INSERT ACCOUNT INFORMATION]

     Capitalized terms used herein shall have the respective meanings specified in the Reinsurance Agreement.

Atlantic & Western Re II Limited

By:	__________________________
Name:

Exhibit I-1

Annex A to Supplemental Premium Certificate

[Supplemental Premium Invoice]

Exhibit I-2

EXHIBIT J

[Form of Closing Premium Certificate]

PXRE Reinsurance Ltd.
PXRE House
110 Pitts Bay Road
Pembroke HM08
Bermuda
Attention: Chief Financial Officer

[DATE]

     Pursuant to Article IX of the Reinsurance Agreement between Atlantic & Western Re II Limited and PXRE Reinsurance Ltd., dated as of December 21, 2005 (the “Reinsurance Agreement”), we hereby certify to you that the amount of Closing Premium referred to in Article IX of the Reinsurance Agreement under “Other Payments” payable on [DATE] is [AMOUNT IN LETTERS] DOLLARS (US $[AMOUNT IN NUMBERS]), as further specified in the invoice attached as Annex A hereto. Payment is to be made via wire transfer to the following account:

     [INSERT ACCOUNT INFORMATION]

     Capitalized terms used herein shall have the respective meanings specified in the Reinsurance Agreement.

Atlantic & Western Re II Limited

By:	__________________________
Name:

Exhibit J-1

Annex A to Closing Premium Certificate

[Closing Premium Invoice]

Exhibit J-2

Back to Contents

Appendix A

California Earthquake Notional Portfolio Summary

ID	Treaty	Company	Type	Layer	Occ. Limit (000’s)	Occ. Retention (000’s)	Currency	Gross Part. %	Net Part. %	Reinst.
88	ID018114	CAT CA EQ	XL	1	42,000,000	2,000,000	USD	1.07	1.07	99
89	ID015141	CAT CA EQ	XL	2	56,000,000	44,000,000	USD	0.2	0.2	99
94	ID023646	RETRO CA EQ	XL	1	30,000,000	15,000,000	USD	1	1	99
95	ID032662	RETRO CA EQ	XL	2	50,000,000	45,000,000	USD	0.15	0.15	99

Appendix A-1

Appendix B

East and Gulf Coast Hurricane Notional Portfolio Summary

ID	Treaty	Company	Type	Layer	Occ. Limit (000’s)	Occ. Retention (000’s)	Currency	Gross Part. %	Net Part. %	Reinst.
23	ID004827	05-20244	XL	1	35,000	75,000	USD	5	5	99
24	ID005436	05-20244	XL	2	60,000	110,000	USD	1.5	1.5	99
25	ID032391	05-20244	XL	3	90,000	170,000	USD	3	3	99
26	ID014604	05-20244	XL	4	120,000	260,000	USD	3.5	3.5	99
41	ID025667	05-21350	XL	1	250,000	500,000	USD	1.5	1.5	99
42	ID026299	05-21350	XL	2	250,000	750,000	USD	5	5	99
43	ID017035	05-21350	XL	3	250,000	1,000,000	USD	0.75	0.75	99
44	ID009894	05-21350	XL	4	250,000	1,250,000	USD	4	4	99
45	ID028703	05-21983	XL	1	50,000	125,000	USD	0.75	0.75	99
46	ID023811	05-21983	XL	2	225,000	275,000	USD	5	5	99
47	ID031322	05-21983	XL	3	300,000	500,000	USD	5	5	99
51	ID015141	05-22060	XL	1	50,000	100,000	USD	5	5	99
52	ID007711	05-22060	XL	2	50,000	150,000	USD	4.75	4.75	99
53	ID028253	05-22060	XL	3	100,000	200,000	USD	3	3	99
54	ID006868	05-22060	XL	4	200,000	300,000	USD	2	2	99
55	ID025547	05-22060	XL	5	260,000	500,000	USD	2	2	99
56	ID027644	05-22066	XL	1	25,000	45,000	USD	3	3	99
57	ID032662	05-22066	XL	2	35,000	70,000	USD	5.5	5.5	99
58	ID032757	05-22066	XL	3	95,000	105,000	USD	8	8	99
59	ID020037	05-22066	XL	4	100,000	200,000	USD	11	11	99
60	ID012859	05-22066	XL	5	100,000	300,000	USD	10	10	99
61	ID008723	05-22127	XL	1	50,000	150,000	USD	3	3	99
62	ID009741	05-22127	XL	2	100,000	200,000	USD	2.5	2.5	99
63	ID027529	05-22127	XL	3	100,000	300,000	USD	3	3	99
64	ID000778	05-22127	XL	4	200,000	700,000	USD	2	2	99
65	ID012316	05-22127	XL	5	150,000	550,000	USD	3	3	99
66	ID003035	05-22223	XL	1	200,000	250,000	USD	2	2	99
67	ID022190	05-22223	XL	2	400,000	450,000	USD	3	3	99
68	ID001842	05-22223	XL	3	400,000	850,000	USD	2	2	99
73	ID019264	05-22681	XL	1	525,000	250,000	USD	2	2	99
74	ID022648	05-22681	XL	2	525,000	775,000	USD	1	1	99
75	ID027446	05-22681	XL	3	600,000	1,300,000	USD	1	1	99
80	ID015350	05-23107	XL	1	1,000,000	500,000	USD	3	3	99
85	ID019629	05-23465	XL	1	250,000	750,000	USD	2.5	2.5	99
86	ID012623	05-23465	XL	2	500,000	1,000,000	USD	2.5	2.5	99
87	ID024084	05-23465	XL	3	500,000	1,500,000	USD	2.5	2.5	99
92	ID017437	CAT US Ex HI	XL	1	65,000,000	10,000,000	USD	0.54	0.54	99
93	ID028703	CAT US Ex HI	XL	2	90,000,000	60,000,000	USD	0.2	0.2	99
98	ID016279	RETRO US Ex HI	XL	1	50,000,000	13,000,000	USD	0.7	0.7	99
99	ID028253	RETRO US Ex HI	XL	2	100,000,000	50,000,000	USD	0.2	0.2	99

Appendix B-1

Appendix C

European Windstorm Notional Portfolio Summary

ID	Treaty	Company	Type	Layer	Occ. Limit (000’s)	Occ. Retention (000’s)	Currency	Gross Part. %	Net Part. %	Reinst.
1	ID000041	04-24094	XL	1	25,000	35,000	GBP	10	10	99
2	ID006334	04-24094	XL	2	55,000	60,000	GBP	10	10	99
3	ID026500	04-24094	XL	3	84,000	115,000	GBP	10	10	99
4	ID019169	04-24096	XL	1	155,000	180,400	GBP	5	5	99
5	ID000041	04-24097	XL	1	24,000	15,000	GBP	5	5	99
6	ID018467	04-24097	XL	2	30,000	39,000	GBP	5	5	99
7	ID006334	04-24097	XL	3	80,000	69,000	GBP	5	5	99
8	ID026500	04-24100	XL	1	51,000	79,000	GBP	5	5	99
9	ID019169	04-24100	XL	2	75,000	130,000	GBP	5	5	99
10	ID015724	04-24114	XL	1	59,925	50,014	GBP	3.5	3.5	99
11	ID011478	04-24114	XL	2	89,964	109,939	GBP	3.15	3.15	99
12	ID029358	04-24114	XL	3	89,964	199,904	GBP	2.8	2.8	99
13	ID026962	04-24114	XL	4	17,383	32,631	GBP	5	5	99
14	ID024464	05-00245	XL	1	55,000	50,000	GBP	6.92	6.92	99
15	ID005705	05-00245	XL	2	100,598	105,000	GBP	6.92	6.92	99
16	ID028145	05-00245	XL	3	17,771	32,229	GBP	6.92	6.92	99
17	ID023281	05-20177	XL	1	20,000	10,000	EUR	2.5	2.5	99
18	ID016827	05-20177	XL	2	20,000	30,000	EUR	4	4	99
19	ID009961	05-20177	XL	3	22,500	50,000	EUR	4	4	99
20	ID000491	05-20177	XL	4	27,500	72,500	EUR	4	4	99
21	ID002995	05-20177	XL	5	35,000	100,000	EUR	4	4	99
22	ID011942	05-20177	XL	6	46,000	135,000	EUR	3.5	3.5	99
27	ID018716	05-20292	XL	1	7,500	7,500	GBP	10	10	99
28	ID019718	05-20292	XL	2	20,000	15,000	GBP	10	10	99
29	ID019895	05-20292	XL	3	25,000	35,000	GBP	10	10	99
30	ID003902	05-20429	XL	1	75,000	50,000	GBP	3.25	3.25	99
31	ID000153	05-20429	XL	2	125,000	125,000	GBP	1.75	1.75	99
32	ID000292	05-20644	XL	1	30,000	30,000	EUR	7.5	7.5	99
33	ID012382	05-20644	XL	2	40,000	60,000	EUR	7.5	7.5	99
34	ID017421	05-20644	XL	3	60,000	100,000	EUR	7.5	7.5	99
35	ID005447	05-20722	XL	1	75,000	50,000	GBP	1.93	1.92	99
36	ID021726	05-20722	XL	2	135,000	125,000	GBP	3.35	3.35	99
37	ID014771	05-20722	XL	3	90,000	260,000	GBP	3.54	3.54	99
38	ID011538	05-20742	XL	1	5,000	7,000	GBP	8.3	8.3	99
39	ID001869	05-20742	XL	2	13,000	12,000	GBP	8.29	8.29	99
40	ID019912	05-20742	XL	3	65,000	25,000	GBP	8.32	8.32	99
48	ID030333	05-22056	XL	1	17,771	32,229	GBP	3.08	3.08	99
49	ID017673	05-22056	XL	2	55,000	50,000	GBP	3.08	3.08	99
50	ID004664	05-22056	XL	3	100,598	105,000	GBP	3.08	3.08	99
69	ID000288	05-22666	XL	1	25,000	60,000	GBP	3	3	99
70	ID030106	05-22666	XL	2	25,000	85,000	GBP	3	3	99
71	ID009040	05-22666	XL	3	100,000	110,000	GBP	2.89	2.89	99

Appendix C-1

ID	Treaty	Company	Type	Layer	Occ. Limit (000’s)	Occ. Retention (000’s)	Currency	Gross Part. %	Net Part. %	Reinst.
72	ID008942	05-22666	XL	4	75,000	210,000	GBP	3	3	99
76	ID023805	05-22682	XL	1	150,000	200,000	EUR	2	2	99
77	ID015890	05-22682	XL	2	200,000	350,000	EUR	1.5	1.5	99
78	ID006729	05-22682	XL	3	250,000	550,000	EUR	1.5	1.5	99
79	ID024370	05-22682	XL	4	500,000	800,000	EUR	1.5	1.5	99
81	ID015006	05-23372	XL	1	20,000	10,000	GBP	10	10	99
82	ID031101	05-23372	XL	2	35,000	30,000	GBP	10	10	99
83	ID024393	05-23372	XL	3	45,000	65,000	GBP	10	10	99
84	ID003548	05-23372	XL	4	50,000	110,000	GBP	10	10	99
90	ID013290	CAT EURO	XL	1	16,400,000	5,740,000	EUR	1.5	1.5	99
91	ID031322	CAT EURO	XL	2	20,500,000	22,140,000	EUR	1	1	99
96	ID012529	RETRO EURO	XL	1	14,350,000	6,150,000	EUR	1.75	1.75	99
97	ID025547	RETRO EURO	XL	2	20,500,000	20,500,000	EUR	0.3	0.3	99

Appendix C-2

Appendix D

Calculation Agent Agreement

Appendix D-1